UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

February 13, 2014

Date of Report (Date of earliest event reported)

MTR Gaming Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20508	84-1103135
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

State Route 2 South, P.O. Box 356, Chester, West Virginia	26034
(Address of principal executive offices)	(Zip Code)

(304) 387-8000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On February 13, 2014, MTR Gaming Group, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 2 to Agreement and Plan of Merger, dated as of September 9, 2013, as amended November 18, 2013 (the “Amendment” and, such agreement as so amended, the “Merger Agreement”) by and among Eldorado HoldCo LLC, a Nevada limited liability company (“Eldorado”), the Company, Eclair Holdings Company, a Nevada corporation and a direct wholly owned subsidiary of the Company (“NewCo”), Ridgeline Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of NewCo, Eclair Acquisition Company, LLC, a Nevada limited liability company and a direct wholly owned subsidiary of NewCo, and Thomas Reeg, Robert Jones and Gary Carano, as the member representative.

In connection with the Amendment, the Company and Eldorado agreed to amend certain provisions in the Merger Agreement to, among other things, modify the closing condition as it relates to the ownership of Eldorado Limited Liability Company (“ELLC”), which is currently a 50% owner of Circus and Eldorado Joint Venture, LLC (“Silver Legacy”), a joint venture with a wholly owned subsidiary of MGM Resorts International, which owns the other 50% of Silver Legacy.  Eldorado’s wholly-owned subsidiary owns 96.1858% of ELLC, with the remaining 3.8142% of ELLC owned directly by certain members of Eldorado (the “Minority Investors”).  Pursuant to the Amendment, instead of transferring all of their respective interests in ELLC to a wholly-owned subsidiary of Eldorado on or prior to the closing date, the Minority Investors may enter into agreements (collectively, the “Retained Interest Agreements”) with Eldorado and NewCo to transfer all of their interests in ELLC to Eldorado following closing of the mergers for a portion (the “Retained Consideration”) of the aggregate number of shares of NewCo common stock to be delivered, as merger consideration, at closing to all members of Eldorado.  Pursuant to the Retained Interest Agreements, the Minority Investors will grant a wholly-owned subsidiary of Eldorado a right, exercisable for three months commencing on the first business day after the first anniversary of the closing date of the mergers, to acquire all of their interests in ELLC in exchange for payment of the Retained Consideration.  This wholly-owned subsidiary of Eldorado will grant a right, pursuant to the Retained Interest Agreements, to the Minority Investors, exercisable for three months commencing on the first business day after the second anniversary of the closing date of the mergers, to put to it all of the Minority Investors’ interests in ELLC in exchange for payment of the Retained Consideration.  The Retained Consideration shall mean the number of shares of NewCo common stock equal to the estimated value of ELLC’s interest in Silver Legacy (as calculated in accordance with the provisions of the Merger Agreement), multiplied by the portion of the outstanding interests in ELLC (expressed as a percentage) represented by the interests in ELLC held by the Minority Investors.  The number of shares of NewCo common stock issuable at closing to all members of Eldorado shall be reduced by the number of shares of NewCo common stock equal to the Retained Consideration.

Other than as expressly modified pursuant to the Amendment, the Merger Agreement, as amended, which was filed as Exhibits 2.1 and 2.2 to the Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on September 11, 2013 and November 19, 2013, respectively, remains in full force and effect as originally executed on September 9, 2013, as amended.  The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.3 hereto and is incorporated herein by reference.

Item 8.01                                           Other Events.

In connection with the Merger Agreement, on February 13, 2014, NewCo filed Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-192086) (the “Amendment”) with the SEC.  The Amendment includes a preliminary Proxy Statement of the Company and a preliminary Prospectus of NewCo, as well as other relevant documents concerning the proposed transaction.  The Registration Statement has not yet become effective, and the information in it is subject to change.  The Registration Statement is available at www.sec.gov (under “Eclair Holdings Co”).

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is not a solicitation of a proxy from any stockholder of the Company.  In connection with the Merger Agreement, NewCo filed with the SEC, on February 13, 2014, the Amendment, that includes a preliminary Proxy Statement of the Company and a preliminary Prospectus of NewCo (together with the Proxy Statement, as amended, the “Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ELDORADO, NEWCO AND THE PROPOSED TRANSACTION.  The Amendment, including the Proxy Statement/Prospectus, and other relevant materials (when they become available), and any other documents filed by the Company, Eldorado or NewCo with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to “Investor Relations,” MTR Gaming Group, Inc., Route 2, P.O. Box 356, Chester, West Virginia 26034 in the case of the Company, or by accessing the Company’s website at www.mtrgaming.com under the heading “About” and then “Investor Relations” and then under “SEC Filings.”

PARTICIPANTS IN THE SOLICITATION

The Company, Eldorado, and NewCo and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the proposed transaction.  Information about the Company’s directors and executive officers is available in the Company’s definitive proxy statement, dated April 30, 2013, for its 2013 annual meeting of stockholders.  Other information regarding the participants and other persons who may be deemed participants and description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement/Prospectus.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the combination between the Company and Eldorado.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

2.1

Agreement and Plan of Merger, dated as of September 9, 2013, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, Eldorado HoldCo LLC, and Thomas Reeg, Robert Jones, and Gary Carano, as the Member Representative (the schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K) (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-20508) filed on September 11, 2013).

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated November 18, 2013, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, and Eldorado HoldCo LLC (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-20508) filed on November 19, 2013).

2.3

Amendment No. 2 to Agreement and Plan of Merger, dated February 13, 2014, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, and Eldorado HoldCo LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTR GAMING GROUP, INC.

Dated: February 13, 2014

	By:	/s/ John W. Bittner, Jr.
John W. Bittner, Jr.
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of September 9, 2013, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, Eldorado HoldCo LLC, and Thomas Reeg, Robert Jones, and Gary Carano, as the Member Representative (the schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K) (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-20508) filed on September 11, 2013)

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated November 18, 2013, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, and Eldorado HoldCo LLC (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-20508) filed on November 19, 2013)

2.3

Amendment No. 2 to Agreement and Plan of Merger, dated February 13, 2014, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, and Eldorado HoldCo LLC